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Nov-2001                             1995-A                               Page 1


                                                                    EXHIBIT 99.3


                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                 $2,777,933,706.23
Beginning of the Month Finance Charge Receivables:            $  150,634,794.59
Beginning of the Month Discounted Receivables:                $            0.00
Beginning of the Month Total Receivables:                     $2,928,568,500.82

Removed Principal Receivables:                                $            0.00
Removed Finance Charge Receivables:                           $            0.00
Removed Total Receivables:                                    $            0.00

Additional Principal Receivables:                             $            0.00
Additional Finance Charge Receivables:                        $            0.00
Additional Total Receivables:                                 $            0.00

Discounted Receivables Generated this Period:                 $            0.00

End of the Month Principal Receivables:                       $2,756,407,831.91
End of the Month Finance Charge Receivables:                  $  148,987,926.09
End of the Month Discounted Receivables:                      $            0.00
End of the Month Total Receivables:                           $2,905,395,758.00

Special Funding Account Balance                               $            0.00
Aggregate Invested Amount (all Master Trust II Series)        $1,892,750,000.00
End of the Month Transferor Amount                            $  863,657,831.91
End of the Month Transferor Percentage                                    31.33%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                    $   71,247,027.17
     60-89 Days Delinquent                                    $   52,402,505.87
     90+ Days Delinquent                                      $   88,133,436.39

     Total 30+ Days Delinquent                                $  211,782,969.43
     Delinquent Percentage                                                 7.29%

Defaulted Accounts During the Month                           $   17,934,754.24
Annualized Default Percentage                                              7.75%

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Nov-2001                             1995-A                               Page 2


Principal Collections                                           $324,844,135.90
Principal Payment Rate                                                    11.69%

Total Payment Rate                                                        12.60%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                            $368,000,000.00
     Class B Initial Invested Amount                            $ 32,000,000.00
                                                                ---------------
TOTAL INITIAL INVESTED AMOUNT                                   $400,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                                    $368,000,000.00
     Class B Invested Amount                                    $ 32,000,000.00
                                                                ---------------
TOTAL INVESTED AMOUNT                                           $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            14.40%

PRINCIPAL ALLOCATION PERCENTAGE                                           14.40%

MONTHLY SERVICING FEE                                           $    500,000.00

INVESTOR DEFAULT AMOUNT                                         $  2,582,459.64

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    92.00%

     Class A Finance Charge Collections                         $  6,322,414.90
     Other Amounts                                              $          0.00

TOTAL CLASS A AVAILABLE FUNDS                                   $  6,322,414.90

     Class A Monthly Interest                                   $    762,168.89
     Class A Servicing Fee                                      $    460,000.00
     Class A Investor Default Amount                            $  2,375,862.87

TOTAL CLASS A EXCESS SPREAD                                     $  2,724,383.14

REQUIRED AMOUNT                                                 $          0.00



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Nov-2001                             1995-A                               Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                     8.00%

     Class B Finance Charge Collections                           $  549,775.21
     Other Amounts                                                $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                     $  549,775.21

     Class B Monthly Interest                                     $   69,404.44
     Class B Servicing Fee                                        $   40,000.00

TOTAL CLASS B EXCESS SPREAD                                       $  440,370.77

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                               $3,164,753.91

     Excess Spread Applied to Required Amount                     $        0.00

     Excess Spread Applied to Class A Investor Charge Offs        $        0.00

     Excess Spread Applied to Class B Items                       $  206,596.77

     Excess Spread Applied to Class B Investor Charge Offs        $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee         $   29,866.67

     Excess Spread Applied to Cash Collateral Account             $        0.00

     Excess Spread Applied to Reserve Account                     $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                    $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                           $2,928,290.47

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Nov-2001                         1995-A                            Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                 $13,899,537.19

SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-A                                              $         0.00

    Excess Finance Charge Collections applied to
    Required Amount                                        $         0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                           $         0.00

    Excess Finance Charge Collections applied to
    Class B Items                                          $         0.00

    Excess Finance Charge Collections applied to
    Class B Investor Charge Offs                           $         0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                            $         0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                $         0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                        $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor           $         0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                        4.34%
    Base Rate (Prior Month)                                          4.78%
    Base Rate (Two Months Ago)                                       5.75%
                                                           --------------
THREE MONTH AVERAGE BASE RATE                                        4.96%

    Portfolio Yield (Current Month)                                 12.87%
    Portfolio Yield (Prior Month)                                   12.69%
    Portfolio Yield (Two Months Ago)                                10.45%
                                                           --------------
THREE MONTH AVERAGE PORTFOLIO YIELD                                 12.00%

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Nov-2001                         1995-A                            Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                        92.00%

    Class A Principal Collections                          $43,032,935.50

CLASS B PRINCIPAL PERCENTAGE                                         8.00%

    Class B Principal Collections                          $ 3,741,994.41

TOTAL PRINCIPAL COLLECTIONS                                $46,774,929.91

INVESTOR DEFAULT AMOUNT                                    $ 2,582,459.64

REALLOCATED PRINCIPAL COLLECTIONS                          $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                          $         0.00

CLASS A ACCUMULATION
    Controlled Accumulation Amount                         $         0.00
    Deficit Controlled Accumulation Amount                 $         0.00
CONTROLLED DISTRIBUTION AMOUNT                             $         0.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                         $         0.00
    Deficit Controlled Accumulation Amount                 $         0.00
CONTROLLED DISTRIBUTION AMOUNT                             $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                          $49,357,389.55

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                               $         0.00
CLASS B INVESTOR CHARGE OFFS                               $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $         0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $         0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                        $52,000,000.00
    Available Cash Collateral Amount                       $52,000,000.00


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Nov-2001                         1995-A                              Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                                $0.00
    Class B Interest Rate Cap Payments                                $0.00

TOTAL DRAW AMOUNT                                                     $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                       $0.00








                                      First USA Bank, National Association
                                      as Servicer

                                      By:    /s/ Tracie H. Klein
                                             ------------------------------
                                             Tracie H. Klein
                                             First Vice President